UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 18, 2007, Targacept, Inc. was notified by GlaxoSmithKline, or GSK, that GSK had determined not to make the payment that would be required under the parties’ Product Development and Commercialization Agreement, dated July 27, 2007, to maintain its contingent future option to Targacept’s product candidate TC-2696. As a result, under the terms of the agreement, TC-2696 is no longer subject to a contingent future option of GSK and Targacept has full rights to develop TC-2696 independently or with or through third parties. Targacept has no current plans for further development of TC-2696.

Cautionary Note Regarding Forward-Looking Statements

Statements in this current report that are not purely historical in nature, including, without limitation, statements regarding the future development of TC-2696, our future operations, financial position, revenues or costs, or our strategies, prospects, plans, expectations or objectives constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of various important factors, including risks and uncertainties relating to: the results of clinical trials and non-clinical studies and assessments with respect to our current and future product candidates in development; the conduct of such trials, studies and assessments, including the performance of third parties that we engage to execute them and difficulties or delays in the completion of patient enrollment or data analysis; the timing and success of submission, acceptance and approval of regulatory filings; our ability to obtain substantial additional funding; and our ability to establish additional strategic alliances. These and other risks and uncertainties are described in greater detail under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and in other filings that we make with the Securities and Exchange Commission. As a result of the risks and uncertainties, the results or events indicated by the forward-looking statements may not occur. We caution you not to place undue reliance on any forward-looking statement. In addition, any forward-looking statements in this current report represent our views only as of the date of this current report and should not be relied upon as representing our views as of any subsequent date. We anticipate that subsequent events and developments may cause our views to change. Although we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: December 19, 2007	/s/ Alan A. Musso
Alan A. Musso
Vice President, Chief Financial Officer and Treasurer